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                                                                    EXHIBIT 32.2


                   Certification of Periodic Financial Reports

I, Deborah C. DeRouen, of OMNI Energy Services Corp., certify, pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Annual Report on Form 10-K/A/3 for the period ended December 31, 2003 (the "Periodic Report") which this statement accompanies fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and

(2) the information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of OMNI Energy Services Corp.


Dated:  September 14, 2004



                                      /s/ Deborah C. DeRouen
                                      ------------------------------------------
                                               Deborah C. DeRouen
                                               Chief Accounting Officer
                                               (Principal Financial Officer)